    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 11, 1999



                                                      REGISTRATION NO. 333-84749

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1


                                       TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                  SAFEWAY INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             5411                            94-3019135
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                           5918 STONERIDGE MALL ROAD
                          PLEASANTON, CALIFORNIA 94588
                                 (925) 467-3000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                             MICHAEL C. ROSS, ESQ.
              SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                                  SAFEWAY INC.
                           5918 STONERIDGE MALL ROAD
                          PLEASANTON, CALIFORNIA 94588
                                 (925) 467-3000
 (NAME, ADDRESS, INCLUDING ZIP CODE, TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                               AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:
                              SCOTT R. HABER, ESQ.
                              TRACY EDMONSON, ESQ.
                                LATHAM & WATKINS
                             505 MONTGOMERY STREET
                                   SUITE 1900
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 391-0600

                            ------------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

                            ------------------------


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, California, on August 11, 1999.


                                          SAFEWAY INC.

                                          By: /s/ MICHAEL C. ROSS

                                             -----------------------------------
                                              Michael C. Ross
                                              Senior Vice President, Secretary
                                              and
                                              General Counsel

                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by each of the following persons in the capacities indicated on August 11, 1999.



              SIGNATURE                              TITLE
              ---------                              -----
*                                        Chairman, President and Chief
------------------------------------     Executive Officer
Steven A. Burd

*                                        Executive Vice President,
------------------------------------     Chief Financial Officer
David G. Weed                            (Principal Financial Officer
                                         and Principal Accounting
                                         Officer)

                                         Director
------------------------------------
James H. Greene, Jr.



*                                        Director
-------------------------------------
Paul Hazen
*                                        Director
------------------------------------
Henry R. Kravis

                                         Director
------------------------------------
Robert I. MacDonnell

*                                        Director
------------------------------------
Peter A. Magowan

*                                        Director
-------------------------------------
George R. Roberts
                                         Director
------------------------------------
Rebecca A. Stirn

*                                        Director
------------------------------------
William Y. Tauscher

      *By: /s/ MICHAEL C. ROSS
   ------------------------------
           Michael C. Ross
          Attorney-In-Fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
  2.1     Agreement and Plan of Merger dated as of July 22, 1999,
          among Safeway Inc., SI Merger Sub, Inc. and Randall's Food
          Markets, Inc. (incorporated by reference to Exhibit 2 to the
          Company's Current Report on Form 8-K filed on August 4,
          1999)
  2.2     Voting Agreement, dated as of July 22, 1999, among RFM
          Acquisition LLC, Safeway Inc. and SI Merger Sub, Inc.
          (incorporated by reference to Exhibit 99.1 to the Company's
          Current Report on Form 8-K filed on August 4, 1999)
  2.3     Voting Agreement, dated as of July 22, 1999, among Onstead
          Interests, Ltd., Safeway Inc. and SI Merger Sub, Inc.
          (incorporated by reference to Exhibit 99.2 to the Company's
          Current Report on Form 8-K filed on August 4, 1999)
  2.4     Voting Agreement, dated as of July 22, 1999, among R.
          Randall Onstead, Jr. , Safeway Inc. and SI Merger Sub, Inc.
          (incorporated by reference to Exhibit 99.3 to the Company's
          Current Report on Form 8-K filed on August 4, 1999)
  4.1     Restated Certificate of Incorporation of the Company and
          Certificate of Amendment of Restated Certificate of
          Incorporation of the Company (incorporated by reference to
          Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q
          for the quarterly period ended and Exhibit 3.1 to the
          Company's Quarterly Report on Form 10-Q for the quarterly
          period ended June 20, 1998)
  4.2     Form of By-Laws of the Company as amended (incorporated by reference to Exhibit 3.2 to Registration Statement No.
          33-33388), Amendment to the Company's By-Laws effective
          March 8, 1993 (incorporated by reference to Exhibit 3.2 to the Company's Form 10-K for the Fiscal year ended January 2,
          1993), Amendment to the Company's By-Laws effective March
          10, 1998 (incorporated by reference to Exhibit 3.2 to the
          Company's Form 10-Q for the quarterly period ended June 19,
          1999) and Amendment to the Company's By-Laws effective May
          11, 1999 (incorporated by reference to Exhibit 3.2 to the
          Company's Form 10-Q for the quarterly period ended June 19,
          1999)
  4.3     Specimen Common Stock Certificate (incorporated by reference to Exhibit 4(I).1 to Registration Statement No. 33-33388)
  4.4     Registration Rights Agreement dated as of November 25, 1986 by and between Safeway Stores Holdings Corporation
          (predecessor to the Company) and certain limited
          partnerships (incorporated by reference to Exhibit 4(I).4 to
          Registration Statement No. 33-33388)
 *4.5     Amendment to Registration Rights Agreement dated as of July
          22, 1999 by and between the Company, certain limited
          partnerships and RFM Acquisition LLC
 *5.1     Opinion of Michael C. Ross, General Counsel to the Company
 *8.1     Opinion of Simpson Thacher & Bartlett regarding certain tax matters
*15.1     Letter in lieu of consent of Deloitte & Touche LLP,
          independent accountants
*23.1     Consent of Deloitte & Touche LLP -- San Francisco
*23.2     Consent of Deloitte & Touche LLP -- Houston
*23.3     Consent of Arthur Andersen LLP
*23.4     Consent of Michael C. Ross, General Counsel to the Company
          (included in the opinion filed as Exhibit 5.1)

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
*23.5     Consent of Simpson Thacher & Bartlett (included in the
          opinion filed as Exhibit 8.1)
*23.6     Consent of Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
*24.1     Powers of Attorney
 99       Proxy Materials to shareholders of Randall's Food Markets,
          Inc.


-------------------------

* Previously filed.